                                                         EXHIBIT 10.6




                        MORTGAGE AND SECURITY AGREEMENT


                      THIS MORTGAGE AND SECURITY AGREEMENT

                   IS MADE as of the 14th day of March, 1995,

                                    BETWEEN

                      1120 ASSOCIATES LIMITED PARTNERSHIP,
                         a Delaware limited partnership
                       (hereinafter called "Mortgagor"),

                                      AND

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                             a Delaware corporation
                       (hereinafter called "Mortgagee").

                 Mortgagor has executed and delivered to Mortgagee a certain Mortgage Note (hereinafter called the "Note") of even date herewith, payable to the order of Mortgagee in the principal sum of Six Million Five Hundred Thousand Dollars ($6,500,000.00), lawful money of the United States of America, and has provided therein for payment of additional moneys loaned or advanced thereunder by Mortgagee, together with interest thereon (including Additional Interest and the Acceleration Premium, as defined in the Note) at the rate provided in the Note, in the manner and at the times therein set forth, containing certain other terms and conditions, all of which are specifically incorporated herein by reference.

                 NOW, THEREFORE, in consideration of such debt or principal sum and as security for the payment of the same and interest as aforesaid, together with all other sums payable hereunder or under the terms of the Note, and for performance of the agreements, conditions, covenants, provisions and stipulations contained herein, Mortgagor does grant, bargain, sell, release, mortgage and convey unto Mortgagee, its successors and assigns:

                 ALL THAT CERTAIN tract or piece of ground, situate at and known as 1120 State Route 73, Mount Laurel Township, Burlington County, New Jersey, as more particularly described in Exhibit "A" attached hereto, and

                 TOGETHER WITH:

                 (1) any and all buildings and improvements erected or hereafter erected thereon;

                 (2) any and all fixtures, appliances, machinery and equipment, and other articles of personal property, belonging to Mortgagor, at any time now or hereafter installed in, attached to or situated in or upon the above described real estate or the buildings and improvements to be erected thereon, or used or intended to be used in connection with the real estate, or in the operation of the buildings and improvements, plant, business or dwelling situate thereon, whether or not the personal property is or shall be affixed thereto; including, without limitation of the foregoing, all furniture, furnishings, floor coverings, household appliances, office equipment, and articles of interior decoration; all screens, awnings, venetian blinds, shutters, shades, storm windows and storm doors; all kitchen cabinets, mirrors, mantles; all office, restaurant, bar, kitchen and laundry fixtures, utensils, appliances, and equipment; all cleaning, venti lation, refrigerating, vending, incinerating, waste disposal, communications, alarms, fire prevention and fire extinguishing systems, apparatus and equipment; all television, radio and other musical equipment; all passenger and freight elevators, escalators and machinery and equipment pertaining thereto; all building materials, equipment and machinery; all pipes, conduits, pumps, boilers, tanks, motors, engines and furnaces; all heating, lighting, sprinkling, plumbing, air conditioning, gas-burning, oil-burning, and electric fixtures, machinery and equipment of whatsoever kind and nature;

                 (3) all building materials, fixtures, building machinery and building equipment delivered on site to the real estate during the course of, or in connection with, construction of any repairs of or renovations to the buildings and improvements;

                 (4) any and all tenements, hereditaments and appurtenances belonging to the real estate or any part thereof hereby mortgaged or intended so to be, or in any way appertaining thereto, and all streets, alleys, passages, ways, water courses and all easements and covenants now existing or hereafter created for the benefit of the Mortgagor or any subsequent owner or tenant of the mortgaged real estate over ground adjoining the mortgaged real estate and all rights to enforce the maintenance thereof, and all other rights, liberties and privileges of whatsoever kind or character, and the reversions and remainders, income, rents, issues and profits arising therefrom, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law or in equity, of the Mortgagor in and to the real estate or any part thereof; and

                 (5)      all right, title and interest of Mortgagor in and to:

                          (A)     all present and future leases between
Mortgagor, as landlord, and any occupant of the Mortgaged Property, as tenant (which present and future leases, and Mortgagor's interest thereunder, are herein referred to as the "Leases"); and

                          (B)     all rents, issues and profits payable under
the Leases and under any future renewals, amendments or modifications thereof.

(All of the above-mentioned real estate, buildings, improvements, fixtures, machinery, equipment, tenements, hereditaments appurtenances, Leases and other property interests are sometimes collectively referred to herein as the "Mortgaged Property").

                 TO HAVE AND TO HOLD the Mortgaged Property hereby conveyed or mentioned and intended so to be, unto Mortgagee, its successors and assigns, to its own use forever.

                 PROVIDED, HOWEVER, that if Mortgagor shall pay to Mortgagee the aforesaid debt or principal sum, including additional loans or advances and all other sums payable by Mortgagor to Mortgagee hereunder and under the terms of the Note, together with interest thereon (including Additional Interest and/or Acceleration Premium), and shall keep and perform each of the covenants, conditions and agreements hereinafter set forth until such sums have been paid, then this Mortgage and the estate hereby granted and conveyed shall become void.

                 THIS MORTGAGE is executed and delivered subject to the following covenants, conditions and agreements:

         1.      WARRANTIES OF MORTGAGOR

                 Mortgagor warrants and agrees:

                 (a) that Mortgagor presently possesses an unencumbered fee simple title to the real estate described in Exhibit "A" hereto (the "Land"), except for those title objections not removed from Title Policy No. F-38350 issued by First American Title Insurance Company to Mortgagee insuring the lien of this Mortgage; that this Mortgage is a valid and enforceable first lien on the Land, subject only to the aforesaid title objections; and that Mortgagee shall, subject to Mortgagor's right of possession prior to default, quietly enjoy and possess the Mortgaged Property. Mortgagor shall preserve such title and the validity and priority of the lien hereof and shall forever warrant and defend the same to Mortgagee against the claims of all parties and persons whomsoever; and

                 (b) that Mortgagor is, and will hereafter be, the sole owner of the landlord's interest in the Leases; and that the Leases are and will be valid and subsisting leases of the real property demised thereby for the terms therein set forth and subject to the provisions set forth therein; and

                 (c) that Mortgagor shall make, execute, acknowledge and deliver in form reasonably satisfactory to Mortgagee all such further or other instruments or assurances as may at any time hereafter be reasonably desired or required by Mortgagee for more fully and effectually granting, assigning, transferring and setting over the Mortgaged Property and Mortgagor's interest in the Leases hereby mortgaged, or intended so to be, unto Mortgagee for the purpose aforesaid, and Mortgagor will pay all costs of recording or filing any such statements or documents in such public offices as Mortgagee may reasonably require.

         2.      PAYMENT AND PERFORMANCE

                 (a) Mortgagor shall pay to Mortgagee, in accordance with the terms of the Note and this Mortgage, the principal and interest (including Additional Interest and Acceleration Premium, if any), and other sums therein set forth; and shall perform and comply with all the agreements, conditions, covenants, provisions and stipulations of the Note and this Mortgage. THE AMOUNT SECURED BY THIS MORTGAGE SHALL EXPRESSLY INCLUDE ALL ADVANCES MADE HEREUNDER OR COSTS OTHERWISE INCURRED HEREUNDER OR IN CONNECTION WITH THE LOAN BY MORTGAGEE TO PROTECT THE SECURITY FOR THE LOAN, INCLUDING, WITHOUT LIMITATION, ADVANCES MADE AND COSTS INCURRED BY MORTGAGEE FOR TAXES, INSURANCE PREMIUMS, AND ENVIRONMENTAL INSPECTIONS (WHETHER UNDERTAKEN BEFORE OR AFTER AN EVENT OF DEFAULT OR A FORECLOSURE HEREUNDER, PROVIDED THAT ENVIRONMENTAL INSPECTIONS WILL ONLY BE UNDERTAKEN BY MORTGAGEE BEFORE AN EVENT OF DEFAULT IF MORTGAGEE HAS REASONABLE GROUNDS TO SUSPECT THE EXISTENCE OF A POTENTIAL ENVIRONMENTAL PROBLEM). The parties expressly agree that this Mortgage shall have the full force, effect, and benefits of a mortgage to secure such advances of money, the lien of which advances shall relate to the date of this Mortgage. This Mortgage shall secure not only existing indebtedness, but also all Additional Interest, all Acceleration Premium and all future advances, whether such advances are obligatory or to be made at the option of Mortgagee, or otherwise, to the same extent as if such future advances were made on the date hereof.

                 (b) Mortgagor will not violate any term or covenant contained in the Assignment of Leases and Agreement of even date herewith (hereinafter called the "Assignment of Leases"), delivered to Mortgagee as additional security with respect to the Leases.

         3.      PAYMENT OF CHARGES

                 From time to time until the debt and interest are fully paid, Mortgagor shall:

                 (a) Pay and discharge, when and as the same shall become due and payable, all real estate and other taxes, assessments, sewer and water rents, and other charges and claims assessed or levied from time to time by any lawful authority upon any part of the Mortgaged Property and which shall or might have priority in lien or payment to the debt secured hereby;

                 (b) Pay all ground rents reserved from the Mortgaged Property and pay and discharge, or bond, all mechanics' liens or judgments which may be filed against the Mortgaged Property;

                 (c) Pay and discharge any documentary stamp or other tax, including interest and penalties thereon, if any, now or hereafter becoming payable on the Note evidencing the debt secured hereby, or on this Mortgage, or on the underlying indebtedness;

                 (d) Provide, renew and maintain in effect by paying the necessary premiums and charges thereon, such policies of hazard and liability insurance with such companies as Mortgagee may from time to time require pursuant to Section 10; and

                 (e) Promptly submit to Mortgagee evidence of the due and punctual payment of all the foregoing charges.

         4.      MAINTENANCE OF MORTGAGED PROPERTY

                 (a) Mortgagor shall abstain from and shall not permit the commission of waste in or about the Mortgaged Property; shall not remove or demolish, or alter the structural character of, any building erected at any time on the Mortgaged Property, without the prior written consent of Mortgagee; and shall not permit the Mortgaged Property to become deserted or unguarded, and shall maintain the Mortgaged Property in good condition and repair, reasonable wear and tear and damage by fire or other casualty excepted. Mortgagee, or its agent, shall have the right to enter upon the Mortgaged Property upon reasonable prior notice for the purpose of inspecting the order, condition and repair of the buildings and improvements erected thereon. Mortgagor represents and warrants that, to the best of Mortgagor's knowledge, the Mortgaged Property complies with all applicable laws, ordinances, regulations and orders relating to the Mortgaged Property, including, without limitation, all environmental and wetlands laws, issued by all Federal, state, municipal and other governmental authorities. Mortgagor shall promptly comply with all future laws, ordinances, regulations and orders relating to the Mortgaged Property by all federal, state, municipal and other governmental authorities.

                 (b) Mortgagor warrants and represents that, to the best of Mortgagor's knowledge:

                          (i)            no hazardous substances (as "hazardous
substances" is defined in Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), 42 U.S.C. Section 9601(14), as amended by the Superfund Amendments and Re-authorization Act of 1986 (Pub.
L. No. 99-499, 100 Stat. 1613 (1986) (SARA)) or hazardous waste or solid waste (as defined in 40 CFR Section 261) are present on the Mortgaged Property in quantities in excess of those permitted by applicable law;

                          (ii)           no polychlorinated biphenyls (PCBs) or
substances containing PCBs, no asbestos or materials containing asbestos, no gasoline, kerosene or other hydrocarbons, no pesticides, herbicides or radioactive materials and no urea formaldehyde foam insulation has been stored, used or installed or is otherwise present on the Mortgaged Property in quantities in excess of those permitted by applicable law;

                          (iii)          no portion of the Mortgaged Property
lies in or constitutes a wetland or floodplain;

                          (iv)           no radon gas or radioactive decay
products of radon gas, in a concentration above 4 picocuries/liter, are present on the Mortgaged Property;

                          (v)            no underground or above-ground storage
tanks are present on the Mortgaged Property;

                          (vi)           Mortgagor has not received any notice
that Mortgagor has been identified in any litigation, administrative proceeding or investigation as a responsible party for any liability under CERCLA, SARA, or any other Federal, state or municipal law, ordinance or regulation;

                          (vii)          The Mortgaged Property has never been
used by previous owners and/or operators to refine, produce, store, handle, transfer, process or transport "Hazardous substances," as such term is defined in N.J.S.A. 58:10-23.11b(k), and Mortgagor has not used in the past, nor does Mortgagor intend to use in the future, the Mortgaged Property for the purpose of refining, producing, storing, handling, transferring, processing or transporting "Hazardous substances" (as above defined). Mortgagor has retained Lippincott Engineering Associates ("Consultant") to conduct a complete and thorough on-site inspection of the Mortgaged Property, to determine the presence of "Hazardous substances" (as defined above), and the Consultant found no evidence of the presence of such "Hazardous substances" on or in the Mortgaged Property.

                 (c) Mortgagor shall not commit or allow to occur, and has not received a summons, citation, directive, letter or other communication, written or oral, from the New Jersey Department of Environmental Protection and Energy concerning, any intentional or unintentional action or omission on Mortgagor's part resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of "Hazardous substances" (as above defined) into the waters or onto the lands of the State of New Jersey, or into the waters outside the jurisdiction of the State of New Jersey, resulting in damage to the lands, waters, fish, shellfish, wildlife, biota, air and other resources owned, managed, held in trust or otherwise controlled by the State of New Jersey.

                 (d) Should Mortgagor commit or allow to occur any intentional or unintentional action or omission resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of "Hazardous substances" (as above defined) into the waters or onto the lands of the State of New Jersey, or into the waters outside the jurisdiction of the State of New Jersey, resulting in damage to the lands, waters, fish, shellfish, wildlife, biota, air or other resources owned, managed or held in trust or otherwise controlled by the State of New Jersey, without having obtained a permit issued by the appropriate governmental authorities, Mortgagor shall promptly clean up such spill, leak, etc. in accordance with the provisions of the New Jersey Spill Compensation and Control Act.

                 (e) The Mortgaged Property is not and has not been used as a "Major facility," as such term is defined in N.J.S.A. 58:10-23.11b(l), and the Mortgaged Property will not be used as a "Major facility" after completion of any construction, renovation, restoration and other developmental work which Mortgagor intends to undertake thereon. If Mortgagor hereafter becomes an owner or operator of a "Major facility", then Mortgagor shall furnish the New Jersey Department of Environment Protection and Energy with all the information required by N.J.S.A.58:10-23.11d2, and Mortgagor shall duly file or cause to be duly filed with the Director of the Division of Taxation in the New Jersey Department of the Treasury a tax report or return and shall pay or make provision for the payment of all taxes due therewith, all in accordance with and pursuant to N.J.S.A. 58:10-23.11h.

                 (f) No lien has been attached to any revenues or to the Mortgaged Property as a result of the chief executive of the New Jersey Spill Compensation Fund expending monies from such fund pursuant to N.J.S.A. 58:10-23.11(g) and/or to pay for "Cleanup and removal costs," as such term is defined in N.J.S.A. 58:10-23.11b(d). In the event that there shall be filed a lien against the Mortgaged Property by the New Jersey Department of Environmental Protection and Energy, pursuant to the provisions of N.J.S.A. 58:10-23.11f(f), as a result of the chief executive of the New Jersey Spill Compensation Fund having expended monies from such fund pursuant to N.J.S.A. 58:10-23.11g, and/or to pay for "Cleanup and removal costs" (as defined above), then Mortgagor shall, within sixty (60) days from the date that Mortgagor is given notice that the lien has been placed against the Mortgaged Property or within such shorter period of time in the event that the State of New Jersey has commenced steps to cause the Mortgaged Property to be sold pursuant to the lien, either (i) pay the claim and remove the lien from the Mortgaged Property, or (ii) furnish (A) a bond satisfactory to Mortgagee in the amount of the claim out of which the lien arises, (B) a cash deposit in the amount of the claim out of which the lien arises, or (C) other security satisfactory to Mortgagee in an amount sufficient to discharge the claim out of which the lien arises.

                 (g) Mortgagor is not required to furnish the New Jersey Department of Environmental Protection and Energy with the information required by N.J.S.A. 58:10-23.11d2, with respect to the Mortgaged Property or any other real property owned and/or operated by Mortgagor and located in New Jersey.

                 (h) In connection with the purchase of the Mortgaged Property and any other real property acquired by Mortgagor on or after January 1, 1984, Mortgagor required that the seller of the real property, including the Mortgaged Property, comply with the provisions of the New Jersey Industrial Site Recovery Act (N.J.S.A. 13:1K-6 et seq.) and the seller did comply therewith. A copy of a Nonapplicability Letter received by Mortgagor from such seller has been supplied to Mortgagee.

                 (i) Mortgagor hereby agrees that in the event the provisions of the New Jersey Industrial Site Recovery Act, become applicable to the Mortgaged Property subsequent to the date hereof, Mortgagor shall give prompt written notice thereof to the Mortgagee and shall take immediate requisite action to insure full compliance with such Act.

                 (j) Mortgagor shall not permit or allow the Mortgaged Property to be used in a manner so as to be considered an "Industrial establishment," as such term is defined in N.J.S.A. 13:1K-8(f), without the prior express written consent of the Mortgagee.

         5.      PAYMENTS BY MORTGAGEE

                 In the event Mortgagor neglects or refuses to pay the charges mentioned in Section 3 above, or fails to maintain the buildings and improvements and to comply with applicable regulations, as aforesaid, Mortgagee may do so, at its sole option, and add the cost thereof to the principal debt secured hereby, and collect the same as a part of the principal debt, together with interest thereon at the Default Rate, as provided in the Note secured hereby. In addition to any other debt or obligation secured hereby, this Mortgage shall secure unpaid balances of advances made with respect to the Mortgaged Property for the payment of taxes, assessments, insurance premiums, or costs incurred for the protection of the Mortgaged Property (including, without limitation, inspection costs).

         6.      SECONDARY FINANCING

                 Except as expressly set forth herein or in any other written agreement between Mortgagor and Mortgagee, Mortgagor covenants and agrees not to create, nor permit to accrue, upon all or any part of the Mortgaged Property, any debt, lien or charge other than the lien of this Mortgage, without the prior written consent of Mortgagee, which consent may be withheld in Mortgagee's sole and absolute discretion.


         7.      TRANSFER OF TITLE

                 Except as expressly set forth herein or in any other written agreement between Mortgagor and Mortgagee, without the prior written consent of Mortgagee (which consent, except as expressly set forth hereafter, may be withheld in Mortgagee's sole and absolute discretion), Mortgagor shall not voluntarily, or involuntarily, or by operation of law, sell, transfer, convey, lease, or in any other manner change the ownership of, or title to, all or any portion of the Mortgaged Property, or of any interest therein, legal or equitable, or any shares or interests in any partnership or corporation having an ownership interest in the Mortgaged Property, except for individual leases of space in the Mortgaged Property upon terms as set forth in the Assignment of Leases.

         8.      CONDEMNATION

                 In the event of any condemnation or taking of any part of the Mortgaged Property by eminent domain, alteration of the grade of any street, or other injury to, or decrease in value of, the Mortgaged Property by any public or quasi-public authority or corporation, all proceeds (that is, the award or agreed compensation for the damages sustained) shall be applicable first to payment of the indebtedness secured hereby. No settlement for the damages sustained shall be made by Mortgagor without Mortgagee's prior written approval. Mortgagor shall continue to pay the installments of principal, interest and other charges until payment of the proceeds shall have been received by the Mortgagee. All of the proceeds shall be applied in the order and in the amounts that Mortgagee, in Mortgagee's sole discretion, may elect, to the payment of principal (whether or not then due and payable), interest on any sums secured by this Mortgage, or toward payment to the Mortgagor, on such terms as the Mortgagee may specify, to be used for the sole purpose of altering, restoring or rebuilding any part of the Mortgaged Property which may have been altered, damaged or destroyed as a result of the taking, alteration of grade or other injury to the Mortgaged Property.

         9.      TAXES, ASSESSMENTS AND CHARGES

                 (a) Mortgagor shall, in addition to and concurrently with the monthly installments of interest, pay to the Mortgagee installments of casualty insurance premiums and taxes and assessments assessed or levied upon the Mortgaged Property, as well as all taxes for which any party in whom title to the Mortgaged Property shall or may hereafter vest, may be or become liable under any present or future law of the United States of America or of the State of New Jersey and which, under the provisions of such laws, may be or become a lien upon the Mortgaged Property or have priority in payment of the mortgage debt out of the proceeds of any judicial sale of the Mortgaged Property. Such installments shall be equal respectively to 1/12 of the annual amount of such premiums, taxes and assessments as are estimated by Mortgagee and shall be held by Mortgagee to pay premiums, assessments and taxes when due. No amount so paid shall be deemed to be trust funds but may be commingled with general funds of Mortgagee, and no interest shall be payable thereon. If, pursuant to any provision of this Mortgage, the whole amount of the unpaid principal debt becomes due and payable, Mortgagee shall have the right, at its election, to apply any amount so held against the entire indebtedness secured hereby. Notwithstanding the foregoing, Mortgagee waives the right to collect installments of insurance premiums prior to an Event of Default hereunder.

                 (b) Mortgagor hereby assigns to Mortgagee, as further collateral for the full prompt payment and performance of all of Mortgagor's obligations hereunder, all of Mortgagor's right, title and interest in any and all proceeds of or claims to rebates, refunds, and abatements of real estate and personal property taxes pertaining to the

Mortgaged Property, or any portion thereof, with respect to tax periods arising at any time prior to the discharge hereof, even though such taxes may relate to periods before the execution hereof.

         10.     INSURANCE

                 Mortgagor shall keep the Mortgaged Property continuously insured against loss or damage by fire, with extended coverage, and against other hazards as Mortgagee may reasonably require, with insurance companies (having a Best's rating of A-:VIII) reasonably satisfactory to Mortgagee, and in such total amount as Mortgagee may require from time to time, but not exceeding the full replacement value thereof. Without limiting the foregoing, such policies of insurance shall be All Risk Replacement Cost Insurance, with Agreed Amount Endorsement or similar affirmative endorsement that the coverage limits will prevent Mortgagor or Mortgagee from becoming a co-insurer in the event of a partial loss. Mortgagor shall also maintain rental insurance in an amount equal to one year's gross income, boiler insurance (if any building has a boiler), and commercial general liability insurance with limits and coverages acceptable to Mortgagee. All policies, including policies for any amounts carried in excess of the required minimum and policies not specifically required by Mortgagee, shall be in form reasonably satisfactory to Mortgagee, shall be maintained in full force and effect, shall be assigned and delivered to Mortgagee, with premiums prepaid, as collateral security for payment of the indebtedness secured hereby, shall be endorsed with a standard mortgagee clause in favor of Mortgagee, not subject to contribution, and shall provide for at least ten (10) days' prior written notice of cancellation to Mortgagee. If the insurance, or any part thereof, shall expire or be withdrawn, or become void by reason of Mortgagor's breach of any condition thereof, or become void or unsafe by reason of the failure or impairment of the capital of any company in which the insurance may then be carried, or if for any reason whatever the insurance shall be unsatisfactory to Mortgagee, Mortgagor shall place new insurance on the Mortgaged Property satisfactory to Mortgagee. All renewal policies, with premiums paid, shall be delivered to Mortgagee at least thirty (30) days before expiration of the old policies. In the event of loss, Mortgagor will give immediate written notice thereof to Mortgagee, and Mortgagee may make proof of loss if not made promptly by Mortgagor. Each insurance company concerned is hereby authorized and directed to make payment under such insurance, including return of the unearned premiums, directly to Mortgagee instead of to Mortgagor and Mortgagee jointly, and Mortgagor appoints Mortgagee, irrevocably, as Mortgagor's attorney-in-fact to endorse any draft therefor. Mortgagee shall have the right to retain and apply the proceeds of any such insurance, including any unearned premiums, at its election, to reduction of the indebtedness secured hereby, or to restoration or repair of the property damaged. If Mortgagee becomes the owner of the Mortgaged Property or any part thereof by foreclosure or otherwise, such policies, including all right, title and interest of the Mortgagor thereunder, shall become the absolute property of Mortgagee.

         11.     SECURITY AGREEMENT

                 (a) This Mortgage constitutes a security agreement under the New Jersey Uniform Commercial Code and creates a security interest in the personal property included in the Mortgaged Property and the proceeds thereof. Mortgagor represents and warrants that all such personal property (other than personal property of individual tenants) is owned by Mortgagor free and clear of all security interests, and all such personal property and replacements of, substitutions for and additions to such personal property shall be owned (and not leased) by Mortgagor free and clear of all security interests. Mortgagor shall execute, deliver, file and refile any financing statements or other security agreements Mortgagee may require from time to time to confirm the lien of this Mortgage with respect to such property. Without limiting the foregoing, Mortgagor hereby irrevocably appoints Mortgagee attorney-in-fact for Mortgagor to execute, deliver and file such instruments for and on behalf of Mortgagor. Mortgagee, pursuant to the appropriate provisions of the Code, shall have an option to proceed with respect to both the real property and personal property included in the Mortgaged Property in accordance with its rights, powers and remedies with respect to the real property, in which event the default provisions of the Code shall not apply. The parties agree that if Mortgagee shall elect to proceed with respect to the personal property separately from the real property, fifteen (15) days' notice of the sale of the personal property shall constitute reasonable notice. The expenses of retaking, holding, preparing the sale, selling and the like incurred by Mortgagee shall include, but not be limited to, attorneys' fees and legal expenses incurred by Mortgagee. Mortgagor agrees that, without the prior written consent of Mortgagee, Mortgagor will not remove or permit to be removed from the Mortgaged Property any of the personal property, except that so long as no Event of Default has occurred hereunder, Mortgagor shall be permitted to sell or otherwise dispose of the personal property when obsolete, worn out, inadequate, unserviceable or unnecessary for use in the operation of the Mortgaged Property, but only upon replacing the same or substituting for the same other personal property at least equal in value and utility to the initial value and utility of that disposed of and in such a manner that such replacement or substituted personal property shall be subject to the security interest created hereby and that the security interest of Mortgagee shall be perfected and first in priority, it being expressly understood and agreed that all replacements, substitutions and additions to the per sonal property shall be and become immediately subject to the security interest of this Mortgage and covered hereby.

                 (b) The Mortgaged Property includes goods which are or are to become fixtures and this Mortgage is intended to serve as a fixture filing under Section 9-313 of the New Jersey Uniform Commercial Code.

         12.     FINANCIAL STATEMENTS

                 No later than June 1 each year, Mortgagor shall, at its sole cost and expense, furnish to Mortgagee an annual financial statement of Mortgagor, covering only the Mortgaged Property, prepared and certified by an independent certified public accountant acceptable to Mortgagee. Mortgagor shall also furnish to Mortgagee in addition to and simultaneous with the financial statements, a statement reflecting the complete rental status of the Mortgaged Property, which shall include the name of each tenant, the area in square feet occupied by such tenant and the rental being paid, and, at any time upon request therefor, such other information regarding occupancy and current rentals as Mortgagee may require.

         13.     DECLARATION OF NO SET-OFF

                 Within five (5) business days after a written request to do so by Mortgagee, Mortgagor shall certify to Mortgagee or to any proposed assignee of this Mortgage, in a writing duly acknowledged, the amount of principal, interest and other charges then owing on the obligation secured by this Mortgage and whether there are any set-offs or defenses against it.

         14.     EVENTS OF DEFAULT

                 Each of the following shall constitute an event of default hereunder ("Event of Default"):

                 (a) Failure of Mortgagor to pay any installment of principal or interest or any other sum within five (5) business days of the date on which such installment or sum is due under the Note, this Mortgage or the Assignment of Leases (provided that Mortgagee will only grant such 5-day grace period twice in any twelve-month period, and any failure thereafter to make a payment on the due date shall constitute an Event of Default without any grace period).

                 (b) Mortgagor's nonperformance of or noncompliance with, for a period of twenty (20) days after written notice shall have been given to Mortgagor, any of the other agreements, conditions, covenants, representations, provisions or stipulations contained in the Note, this Mortgage or the Assignment of Leases (provided that if such nonperformance or noncompliance cannot reasonably be cured within twenty (20) days, an Event of Default shall not occur hereunder if Mortgagor initiates curing the nonperformance or noncompliance within such 20-day period and diligently pursues such cure to completion within a reasonable time thereafter, not to exceed ninety (90) days after such written notice).

                 (c) Any assignment for the benefit of creditors made by Mortgagor.

                 (d) Appointment of a receiver, liquidator or trustee of the Mortgagor or of any of the property of Mortgagor, insolvency of the Mortgagor or the adjudication of Mortgagor as a bankrupt or the filing by the Mortgagor (or against the Mortgagor if the same shall not be discharged within 60 days) of any case or petition for the bankruptcy, reorganization or arrangement of Mortgagor pursuant to the Federal Bankruptcy Code or any similar statute, or the institution of any proceeding for the dissolution or liquidation of Mortgagor.

                 (e) Any material default by Mortgagor under any of the Leases affecting the Mortgaged Property;

                 (f) Any dissolution, merger or change in legal form or status of Borrower under applicable Delaware or New Jersey law.

                 (g) Any warranty, representation or other statement made by or on behalf of Mortgagor in or pursuant to this Mortgage (including, without limitation, any financial statement delivered pursuant to Section 12) proves to be false, incorrect or misleading in any material and adverse respect.

                 (h) Entry of a final judgment not covered by insurance in excess of $25,000 against Mortgagor or any person constituting Mortgagor, and if, within thirty (30) days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal, or if, within thirty (30) days after the expiration of any such stay, such judgment shall not have been discharged.

                 (i) For purposes of this subsection, the word "Mortgagor" shall include the persons named as Mortgagor herein, and any subsequent owner of the Mortgaged Property; and for purposes of subsections (c), (d), (g) and
(h) hereof, the word "Mortgagor" shall include the general partners of Mortgagor. All grace periods contained herein and in the Note or any of the other documents evidencing or securing the Note shall run concurrently and not consecutively.

         15.     REMEDIES

                 (a) Upon the happening of any Event of Default, the entire unpaid balance of the principal, the accrued interest, the Acceleration Premium (determined as set forth in the Note), and all other sums secured by this Mortgage shall become immediately due and payable, at the option of Mortgagee, without notice or demand.

                 (b) When the entire indebtedness shall become due and payable, either because of maturity or because of the occurrence of any Event of Default, or otherwise, then forthwith:

                          (i)            Foreclosure:  Mortgagee may institute
an action of mortgage foreclosure against the Mortgaged Property, or take such other action, at law or in equity, for the enforcement of this Mortgage and realization on the mortgage security or any other security herein or elsewhere provided for, as the law may allow, and may proceed therein to final judgment and execution for the entire unpaid balance of the principal debt, with interest at the Default Rate stipulated in the Note to the date of such judgment, and thereafter at the same rate (but if not permissible, then at the highest judgment rate permitted by law), together with all other sums due by Mortgagor in accordance with the provisions of the Note and this Mortgage, including all sums which may have been loaned by Mortgagee to Mortgagor after the date of this Mortgage, and all sums which may have been advanced by Mortgagee for taxes, water or sewer rents, charges or claims, insurance, inspection fees or repairs to the Mortgaged Property, all costs of suit, and a reasonable attorney's commission for collection; and

                          (ii)           Possession:  Mortgagee may enter into
possession of the Mortgaged Property, with or without legal action; collect therefrom all rentals (which term shall also include sums payable for use and occupation), and, after deducting all costs of collection and administration expense, apply the net rentals to the payment of taxes, water and sewer rents, charges and claims, insurance premiums and all other carrying charges, and to the inspection (including, without limitation, environmental inspection), maintenance, repair or restoration of the Mortgaged Property, or on account and in reduction of the principal or interest, or both, hereby secured, in such order and amounts as Mortgagee, in Mortgagee's sole discretion, may elect; and for that purpose, Mortgagor hereby assigns to Mortgagee all rentals due and to become due under any Lease or rights to use and occupation of the Mortgaged Property hereafter created, as well as all rights and remedies provided in such Lease or at law or in equity for the collection of the rentals, and agrees to confirm the aforesaid assignment by such collateral document or documents as Mortgagee may require.

                 (c) Upon a foreclosure sale, the Mortgaged Property may be sold as a single parcel or as any number of separate parcels, at Mortgagee's option, and Mortgagor for itself and anyone claiming by, through or under it, further hereby agrees that Mortgagee shall in no manner, in law or in equity, be limited, except as herein provided, in the exercise of its rights in the Mortgaged Property or in any other security hereunder or otherwise appertaining to the Note or any other obligation secured by this Mortgage, whether by any statute, rule or precedent which may otherwise require such security to be marshalled in any manner, and Mortgagor, for itself and others as aforesaid, hereby expressly waives and releases any right to or benefit thereof.

                 (d) Mortgagor hereby expressly waives and releases: (i) all benefit that might accrue to Mortgagor by virtue of any present or future law exempting the Mortgaged Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment, and (ii) unless specifically required herein, all notices of Mortgagor's default or of Mortgagee's election to exercise, or Mortgagee's actual exercise of, any option or remedy under the Note or any security documents. Neither Mortgagor nor any other person now or hereafter obligated for payment of all or any part of the indebtedness secured hereby shall be relieved of such obligations by reason of the failure of Mortgagee to comply with any request of Mortgagor or of any other person so obligated to take action to foreclose on this Mortgage or otherwise enforce any provisions of any security documents or the Note, or by reason of the release, regardless of consideration, of all or any part of the security held for the debt secured hereby, or by reason of any agreement or stipulation between any subsequent owner of the Mortgaged Property and Mortgagee extending the time of payment or modifying the terms of this Mortgage or the Note without first having obtained the consent of Mortgagor or such other persons; and in the latter event, Mortgagor and all other such persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by Mortgagee. Mortgagee may release, regardless of consideration, any part of the security held for the debt secured hereby without, as to the remainder of the security, in any way impairing or affecting the lien of this Mortgage or its priority over any subordinate lien. For payment of the debt secured hereby, Mortgagee may resort to any other security therefor held by Mortgagee in such order and manner as Mortgagee may elect.

                 (e) Mortgagor expressly waives the equity of redemption, statutory right of redemption, dower and homestead and all other rights and exemptions of every kind in and to the Mortgaged Property, and agrees that the purchaser or purchasers of the Mortgaged Property shall have an absolute title in fee simple.

                 (f) Mortgagee shall have, in addition to other rights and remedies available at law or in equity, the rights and remedies of a Secured Party under the New Jersey Uniform Commercial Code. Mortgagee may elect to foreclose such of the property subject to the lien hereof as then comprise fixtures pursuant either to the laws applicable to foreclosure of an interest in real estate or to that applicable to personal property under the Uniform Commercial Code.

                 (g) In addition to the foregoing, Mortgagee shall be entitled to apply for the appointment of a receiver. Mortgagee shall not be required to give any notice of application for the appointment of a receiver and shall be entitled to such appointment without regard to the adequacy of any security for the mortgaged debt or the solvency or insolvency of any person obligated for the payment thereof, and such receiver shall be entitled to take possession of the Mortgaged Property from the owner, tenants and/or occupants of the whole or any part thereof and to collect and receive the rents and profits and the value of the use and occupation of the Mortgaged Property or any part thereof from the then owner, tenants and/or occupants thereof for the benefit of the Mortgagee.

                 (h) Mortgagee shall have the right, from time to time, after an Event of Default, to bring an appropriate action to recover any sums required to be paid by Mortgagor under the terms of this Mortgage, as they become due, without regard to whether or not the principal indebtedness or any other sums secured by the Note and this Mortgage shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of mortgage foreclosure, or any other action, for any default by Mortgagor existing at the time the earlier action was commenced.

                 (i) All rights and remedies granted or otherwise available to Mortgagee shall be cumulative and concurrent and may be pursued singly, successively or together at Mortgagee's sole option, and may be exercised from time to time and as often as occasion therefor shall occur until the indebtedness hereby secured with all interest thereon is paid in full.

         16.     OTHER MORTGAGES OR DEEDS OF TRUST

                 If Mortgagor shall fail to pay any installment of principal or interest required under any other mortgage or deed of trust on the Mortgaged Property (if permitted by Mortgagee), whether subordinate or prior to the lien of this Mortgage, or shall fail to pay any tax, governmental levy or charge or insurance premium, or to make any other payment required to be paid by Mortgagor under such mortgage or deed of trust, at the time and in the manner provided therein; or if Mortgagor shall fail to perform or observe any other term, covenant, condition or obligation required to be performed or observed by Mortgagor therein, then without limiting the generality of any other provision of this Mortgage, and without waiving or releasing Mortgagor from any of its obligations hereunder, Mortgagee shall have the right, but shall be under no obligation, to pay any such installment of principal or interest and/or any such tax, levy, premium, charge, or other payment, and may perform any other act or take such action as may be appropriate to cause such other term, covenant, condition or obligation to be promptly performed or observed on behalf of Mortgagor, to the end that Mortgagor's right in, to and under such mortgage or deed of trust shall be kept unimpaired and free from default. Mortgagee and any person designated by Mortgagee shall have, and is hereby granted, the right to enter upon the Mortgaged Property at any time and from time to time for the purpose of taking any such action, and all monies expended by Mortgagee in connection therewith (including but not limited to, legal expenses and disbursements), together with interest thereon at the Default Rate provided for in the Note secured hereby from the date of each expenditure, shall be paid by Mortgagor to Mortgagee forth with upon demand by Mortgagee, and shall be secured by this Mortgage. Mortgagee shall have, in addition to any other right or remedy, the same rights and remedies in the event of default or nonpayment under any such mortgage or deed of trust as in the case of a default by Mortgagor in the payment of any installment of principal or interest due and payable hereunder.

         17.     PREPAYMENT

                 Mortgagor may prepay this Mortgage only on the terms and conditions set forth in the Note.

         18.     LEASES; ESCROWS FOR LEASE TERMINATION

                 (a) Mortgagor covenants and agrees that Mortgagor will not, without the prior written consent of Mortgagee (which consent may be withheld in Mortgagee's sole discretion):

                          (i)            receive or collect rents (other than
the customary security deposit) from any tenant, subtenant, undersubtenant or other occupant of the Mortgaged Property for a period of more than one month in advance; or

                          (ii)           assign the rents, or any part thereof,
of the Mortgaged Property to any person or entity other than Mortgagee; or

                          (iii)          enter into any lease for minimum
rentals less than those approved in writing by Mortgagee or for length of term less than that approved in writing by Mortgagee; or

                          (iv)           enter into any lease other than that
which is in form and content substantially the same as the form of lease approved in writing by Mortgagee.

                 (b) Mortgagor covenants and agrees to perform and to observe all the material agreements imposed upon Mortgagor under any leases of or occupancy agreements for the Mortgaged Property or any portions thereof, and not to do, or to permit to be done, anything to impair the security thereof; if any of such leases shall require security deposits, to establish if required by law an interest-bearing security deposit account in accordance with such law, and to deposit all security deposits therein, and to maintain true and accurate records of all security deposits received, and to pay interest thereon, if the same be required by law or by the terms of the leases; and to comply with all requirements of law concerning security deposits received.

                 (c)      (i)            In the event that any Lease is
terminated hereafter and payments or damages of any kind are received by Mortgagor in connection with such termination (collectively, "Termination Proceeds"), such Termination Proceeds shall immediately be paid over to GMAC Mortgage Corporation, or such other agent as Mortgagee shall designate in writing, to be held in escrow and released for tenant improvement work upon receipt by Mortgagee of an executed replacement Lease acceptable to Mortgagee with a term of at least five (5) years and with a rent acceptable to Mortgagee based on then-current market conditions. Termination Proceeds shall be held in an interest bearing account, with interest to follow principal. If no tenant improvement work is required under such approved replacement Lease, the escrowed payments shall be released to Mortgagor upon occupancy of the leased space by the tenant under the approved replacement Lease.

                          (ii)           Notwithstanding the provisions of
subsection (c)(i) above, if Computer Sciences Corporation ("CSC") terminates its current lease ("CSC Lease"), Mortgagor shall pay into escrow with GMAC Mortgage Corporation the sum of $75,000 per month for each of the three consecutive calendar months beginning sixty (60) days after receipt of the termination notice ("CSC Proceeds"). If CSC subsequently resumes or extends the CSC Lease, the CSC Proceeds shall be returned to Mortgagor. The CSC Proceeds shall be held in an interest bearing account, with interest to follow principal. The CSC Proceeds shall be released for tenant improvement work, in amount equal to the lesser of $10.00 per square foot or the actual cost thereof, upon receipt by Mortgagee of an executed replacement Lease acceptable to Mortgagee with a term of at least five (5) years and with a gross rent of at least $18.00 per square foot, or with such other terms as shall be acceptable to Mortgagee based on then-current market conditions. The provisions of this subsection (c)(ii) shall terminate and expire upon renewal by Computer Sciences Corporation of the CSC Lease for a renewal term of at least five (5) years on financial terms at least as favorable to Mortgagor as those in the CSC Lease.

                          (iii)          Upon the occurrence of an Event of
Default hereunder, and notwithstanding the provisions of Section 28, all Termination Proceeds and CSC Proceeds then being held by GMAC Mortgage Corporation or any other agent designated by Mortgagee shall immediately be released to Mortgagee and applied to any amounts due the Mortgagee following such an Event of Default.

         19.     MANAGEMENT OF MORTGAGED PROPERTY

                 During the term of this Mortgage, the Mortgaged Property shall be managed, at all times, by a manager (the "Manager") reasonably satisfactory to Mortgagee, which Manager shall be controlled by Mortgagor. Any substitute Manager or change in arrangements for leasing and management must be approved in writing by Mortgagee prior to such substitution or change being effected. Mortgagor covenants and agrees that this Section 19 is of the essence of this Mortgage and that Mortgagee will be prejudiced by a violation hereof in that Mortgagee is relying upon the expertise and business acumen of the Manager.

         20.     INDEMNIFICATION OF MORTGAGEE

                 Mortgagor hereby agrees to and does hereby indemnify, protect, defend and save harmless Mortgagee and its officers, directors, employees, agents, attorneys and shareholders from and against any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims or demands, including reasonable counsel fees incurred in investigating or defending such claims, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with this Mortgage and the transactions contemplated herein, including, but not limited to, (a) disputes between any architect, general contractor, subcontractor, materialman or supplier, or on account of any act or failure to act by Mortgagee in connection with this Mortgage, or (b) losses, damages, expenses or liabilities sustained by Mortgagee pursuant to any provisions contained in any federal, state or local environmental law, ordinance, rule or regulation, or (c) any violation of the covenants and representations contained in Section 4(b)-(j) hereof. THE INDEMNIFICATION OBLIGATIONS OF MORTGAGOR UNDER THIS SECTION 20(b) AND (c) SHALL NOT BE SUBJECT TO THE LIMITATIONS OF LIABILITY SET FORTH IN
SECTION 28 HEREOF OR IN THE NOTE. In case any action shall be brought against Mortgagee based upon any of the above and in respect to which indemnity may be sought against Mortgagor, Mortgagee shall promptly notify Mortgagor in writing, and Mortgagor shall assume the defense thereof, including the employment of counsel selected by Mortgagor and satisfactory to Mortgagee, the payment of all costs and expenses and the right to negotiate and consent to settlement. Upon determination made by Mortgagee, Mortgagee shall have the right to employ separate counsel in any such action and to participate in the defense thereof. Mortgagor shall not be liable for any settlement of any such action effected without its consent, but if settled with Mortgagor's consent, or if there be a final judgment for the claimant in any such action, Mortgagor agrees to indemnify and save harmless Mortgagee from and against any loss or liability by reason of such settlement or judgment.

         21.     IMPOSITION OF TAX

                 Mortgagor covenants and agrees to pay and discharge when due any taxes, fees or other charges imposed by any Federal, State or local authority, including interest and penalties thereon, if any, or thereafter becoming payable on this Mortgage or the Note secured hereby (excluding any Federal or state income taxes of Mortgagee). Mortgagor further covenants and agrees to pay upon demand all fees, charges or taxes (excluding any Federal or state income taxes of Mortgagee), if any, and interest and penalties thereon, if any, imposed on Mortgagee as a condition or as a result of the making of this loan in the State of New Jersey.

         22.     MISCELLANEOUS

                 (a) No delay or failure of Mortgagee to exercise any right or option herein given or reserved shall constitute a waiver of such right or estop Mortgagee from afterwards exercising such option, and contracting to pay by Mortgagee of anything Mortgagor has herein agreed to pay shall not constitute a waiver of the default of Mortgagor in failing to make such payments and shall not estop Mortgagee from foreclosing this Mortgage on account of such failure of Mortgagor. The rights, options, powers and remedies herein provided shall be cumulative and no one or more of them shall be exclusive of the other or others, or of any right or remedy now or hereafter given or allowed by law.

                 (b) Mortgagor waives the benefit of any appraisement laws of the State of New Jersey.


         23.     EXTENSIONS AND MODIFICATIONS

                 No extension or indulgence granted to Mortgagor, and no alteration, change or modification of the Note consented or agreed to by Mortgagee, and no other act or omission of Mortgagee, including the taking of additional security or the release or subordination of any security, shall constitute a release of the lien and obligation of this Mortgage or be interposed as a defense against the enforcement of this Mortgage, except a writing signed by Mortgagee which constitutes an express, effective release and satisfaction of the Note.

         24.     NO THIRD PARTY BENEFICIARIES

                 The parties do not intend the benefits of this Mortgage to inure to any third party, except for the successors and assigns of Mortgagee. Notwithstanding anything contained herein or in the Note, or any other document executed in connection herewith, or any conduct or course of conduct by either or both of the parties hereto, or their respective affiliated companies, agents or employees, before or after the execution hereof, this Mortgage shall not be construed as creating any rights, claims or causes of action in favor of any person or entity other than Mortgagor and Mortgagee.

         25.     NOTICES

                 All notices, requests and demands upon the respective parties hereto shall be effective when hand delivered to such party at the address set forth below, or if sent by overnight delivery service, on the next business day, or if sent by United States mail, postage prepaid, registered or certified mail, on the second business day after the day on which mailed or sent, addressed to such party as follows:

                 To Mortgagee:          Sun Life Assurance Company
                                                 of Canada (U.S.)
                                        One Sun Life Executive Park
                                        Wellesley Hills, MA  02181
                                        Attention:  Virginia M. Ayers,
                                        Sr. Property Investments Officer

                 With copies to:        John Cannon, Assistant Vice President
                                        GMAC Mortgage Corporation
                                        8360 Old York Road
                                        Elkins Park, PA 19117

                                        Gregory Kleiber, Esquire
                                        Fox, Rothschild, O'Brien & Frankel
                                        2000 Market Street
                                        Philadelphia, PA  19103

                 To Mortgagor:     1120 Associates Limited Partnership
                                   2 Eves Drive
                                   Marlton, New Jersey 08053

                 With a copy to:   Robert E. Schwartz, Esquire
                                   Sherman, Silverstein, Kohl, Rose & Podolsky
                                   4300 Haddonfield Road, Suite 311
                                   Pennsauken, NJ 08109

or to such other address as may be furnished in writing for such purpose.

         26.     COMMERCIAL LOAN

                 Mortgagor represents and warrants that the loan secured by this Mortgage was obtained solely for the purpose of carrying on or acquiring a business or commercial investment.

         27.     NO AGENCY, JOINT VENTURE OR PARTNERSHIP BETWEEN
                 MORTGAGOR AND MORTGAGEE

                 This Mortgage shall not be construed as a partnership, joint venture, other business entity formation, lease or sale. Mortgagee is not now a partner or joint venturer with Mortgagor in any respect or for any purpose in the conduct of Mortgagor's business. Mortgagor is not the agent, representative, partner of, or joint venturer with Mortgagee and will act accordingly. This Mortgage shall not be construed to make Mortgagee liable to any person or persons for goods or services furnished to the Mortgaged Property, or for debts or claims accruing therefrom against Mortgagor. There shall be no contractual relation, either express or implied, between Mortgagee and any person or per sons supplying any work or materials to the Mortgaged Property.

         28.     LIMITED LIABILITY

                 The liability of Mortgagor hereunder shall be limited to and enforceable only out of the Mortgaged Property and the rents, issues and profits therefrom, and the lien of any judgment shall be restricted thereto and shall not extend to Mortgagor, Mortgagee waving any right Mortgagee may have to claim a deficiency judgment against Mortgagor; provided, however, that Mortgagor and Mortgagor's general partner shall not be exonerated or exculpated from, and shall be liable for, any deficiency, loss or damage suffered by Mortgagee as a result of any security deposits received or held by Mortgagor, any rent received or held by Mortgagor after an Event of Default, or any rent prepaid more than one month in advance; or from Mortgagor's failure to properly account to Mortgagee for any proceeds of insurance or condemnation proceeds as required by this Mortgage; or from repairs required by the Mortgaged Property following a casualty for which insurance proceeds are not available due to a violation of Section 10 hereof; or from fraud, material misrepresentation or bad faith by Mortgagor; or from waste of the Mortgaged Property; or from delinquent taxes or assessments; or from Mortgagor's violation of, or failure to perform its obligations under, Section 4(b)-(j) or Section 20(b) or (c) of this Mortgage. Nothing in this subsection, however, shall limit Mortgagee's rights against any tenants under leases assigned to Mortgagee as additional security or against any other collateral securing Mortgagor's obligations, now or hereafter mortgaged, pledged or assigned by Mortgagor or anyone else to Mortgagee.

         29.     COUNSEL FEES

                 (a) If Mortgagee becomes a party to any suit or proceeding affecting the Mortgaged Property or title thereto, the lien created by this Mortgage or Mortgagee's interest therein, or if Mortgagee engages counsel to collect any of the indebtedness or to enforce performance of the agreements, conditions, covenants, provisions or stipulations of this Mortgage or the Note, Mortgagee's costs, expenses and reasonable counsel fees, whether or not suit is instituted, shall be paid to Mortgagee by Mortgagor, on demand, with interest at the Default Rate set forth in the Note, and until paid, they shall be deemed to be part of the indebtedness evidenced by the Note and secured by this Mortgage.

                 (b) Regardless of whether any proceeds of the loan evidenced by the Note have been disbursed, this Mortgage also secures the payment of all loan commissions, service charges, reasonable attorney's fees, liquidated damages, expenses and advances due to or incurred by Mortgagee in connection with the loan transaction intended to be secured hereby, all in accordance with the application of, and the Loan Commitment issued to and accepted by, Mortgagor in connection with the loan.

         30.     PARTIAL INVALIDITY

                 The unenforceability or invalidity of any one or more provisions, clauses, sentences, and/or paragraphs hereof shall not render any other provisions, clauses, sentences and/or paragraphs herein contained unenforceable or invalid.

         31.     BINDING EFFECT

                 The covenants, conditions and agreements contained in this Mortgage shall bind, and the benefits thereof shall inure to, the respective parties hereto and their respective heirs, personal representatives, successors and assigns. If Mortgagor is at any time constituted by more than one person, the obligations of each such person shall be joint and several.

         32.     SURVIVAL OF COMMITMENT

                 The covenants, conditions and agreements contained in Mortgagee's Loan Commitment to Mortgagor dated January 13, 1995, shall survive the execution hereof, and any breach or violation thereof by Mortgagor shall con stitute an Event of Default hereunder.

         33.     GOVERNING LAW

                 This Mortgage shall be construed in accordance with and governed by the laws of the State of New Jersey.

         34.     AMENDMENT

                 This Mortgage cannot be changed, modified or amended except by agreement in writing signed by the party against whom enforcement of the change, modification or amendment is sought.

         35.     CAPTIONS

                 The captions preceding the text of the sections of this Agreement are used solely for convenience of reference and shall not affect the meaning or construction of this Mortgage.

         36.     WAIVER

                 Mortgagor hereby waives the right to trial by jury in any action by Mortgagee to enforce Mortgagee's rights under the Note, this Mortgage or any other document evidencing or securing the Note.

         37.     ACKNOWLEDGMENT

                 MORTGAGOR ACKNOWLEDGES THAT THIS MORTGAGE CONTAINS A WAIVER OF TRIAL BY JURY IN SECTION 36.

                 WITNESS the due execution hereof the day and year first above written.

                    1120 ASSOCIATES LIMITED PARTNERSHIP,
                    a Delaware limited partnership

                    By: Palomino Corporation, a Pennsylvania corporation, general partner

                           By:  /s/   Joseph D. Gonnelli
                              --------------------------------------------
                                      Joseph D. Gonnelli, Vice President


                           Attest:   /s/  R. Brian Jackson
                                  ----------------------------------------
                                      R. Brian Jackson, Secretary

State of New Jersey, County of __________

         I am an officer authorized to take acknowledgments and proofs in this state.

         On March __, 1995, __________________________ ("Witness") appeared before me in person. The Witness was duly sworn by me according to law under oath and stated and proved to my satisfaction that:

         1. The Witness is the (Assistant) Secretary of the corporation that executed this document ("Corporation").

         2. _______________, the officer who signed this document, is the President of the corporation ("Corporate Officer").

         3. The making, signing, sealing, and delivery of this document have been duly authorized by a proper resolution of the Board of Directors of the Corporation.

         4. The Witness knows the corporate seal of the Corporation. The seal affixed to this document is the corporate seal of the Corporation. The seal was affixed to this document by the Corporate Officer. The Corporate Officer signed and delivered this document as and for the voluntary act and deed of the Corporation. All of this was done in the presence of the Witness who signed this document as attesting witness. The Witness signs this proof to attest to the truth of these facts.

         Sworn to and signed before me on the date written above.

                                             Witness:
                                                      -----------------------

                                             Name:
                                                   --------------------------

Notary:
        -----------------------

Name:
      -------------------------